UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2023

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant.
The Audit Committee of the Board of Directors (the “Audit Committee”) of Sensata Technologies Holding plc (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. On February 23, 2023, the Audit Committee approved (a) the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and (b) the dismissal of Ernst & Young LLP (“E&Y”) as its independent registered accounting firm to be effective immediately.
The audit reports of E&Y on the Company’s consolidated financial statements for each of the two most recently completed fiscal years ending December 31, 2021 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ending December 31, 2021 and December 31, 2022, as well as during the subsequent interim period through February 23, 2023, there were (1) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
We provided E&Y with a copy of the disclosure contained in this section of this Current Report on Form 8-K and requested that E&Y furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of E&Y’s letter dated February 27, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
On February 23, 2023, the Audit Committee appointed Deloitte as the Company’s independent registered public accounting firm for fiscal 2023, to be effective upon the execution of an engagement letter and related completion of Deloitte's standard client acceptance procedures to ensure their independence. The Company will include proposals in its 2023 proxy statement to ratify Deloitte’s appointment as the Company independent registered public accounting firm for fiscal 2023 and appoint Deloitte as its U.K. statutory auditor to serve until the 2024 annual general meeting of shareholders. During our two most recent fiscal years, fiscal years ending December 31, 2021 and December 31, 2022, and the subsequent interim period through February 23, 2023, neither the Company nor anyone acting on its behalf has consulted with Deloitte regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Ernst & Young LLP letter to the U.S. Securities and Exchange Commission dated February 27, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date:	February 27, 2023	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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